UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2017

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On December 9, 2017, BeiGene, Ltd. (the “Company”) issued a press release announcing updated preliminary clinical data from an ongoing Phase 1b trial of its investigational Bruton’s Tyrosine Kinase (BTK) inhibitor zanubrutinib (BGB-3111) in combination with the anti-CD20 antibody GAZYVA® (obinutuzumab) in patients with chronic lymphocytic leukemia / small lymphocytic lymphoma and follicular lymphoma, presented at the 59th American Society of Hematology Annual Meeting in Atlanta, GA (“ASH”). The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 9, 2017, the Company issued a press release announcing preliminary clinical data from an ongoing Phase 1b trial of its investigational BTK inhibitor zanubrutinib (BGB-3111) in patients with non-Hodgkin’s lymphoma, presented at ASH. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 11, 2017, the Company issued a press release announcing initial data from the ongoing Phase 1b trial of its investigational BTK inhibitor, zanubrutinib (BGB-3111), in combination with its investigational anti-PD-1 antibody, tislelizumab (BGB-A317), in patients with B-cell malignancies, presented at ASH. The full text of this press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1

Press Release titled “BeiGene Presents Updated Preliminary Phase 1b Data on BTK Inhibitor Zanubrutinib (BGB-3111) Combined with GAZYVA® (Obinutuzumab) at the 59th American Society of Hematology Annual Meeting,”  issued on December 9, 2017

99.2

Press Release titled “BeiGene Presents Preliminary Phase 1b Data on BTK Inhibitor Zanubrutinib (BGB-3111) in Non-Hodgkin’s Lymphoma at the 59th American Society of Hematology Annual Meeting,”  issued on December 9, 2017

99.3

Press Release titled “BeiGene Presents Initial Phase 1b Data for BTK Inhibitor Zanubrutinib (BGB-3111) Combined with PD-1 Antibody Tislelizumab (BGB-A317) at the 59th American Society of Hematology Annual Meeting,” issued on December 11, 2017

Exhibit Index

Exhibit No.	Description
99.1

Press Release titled “BeiGene Presents Updated Preliminary Phase 1b Data on BTK Inhibitor Zanubrutinib (BGB-3111) Combined with GAZYVA® (Obinutuzumab) at the 59th American Society of Hematology Annual Meeting,”  issued on December 9, 2017

99.2

Press Release titled “BeiGene Presents Preliminary Phase 1b Data on BTK Inhibitor Zanubrutinib (BGB-3111) in Non-Hodgkin’s Lymphoma at the 59th American Society of Hematology Annual Meeting,”  issued on December 9, 2017

99.3

Press Release titled “BeiGene Presents Initial Phase 1b Data for BTK Inhibitor Zanubrutinib (BGB-3111) Combined with PD-1 Antibody Tislelizumab (BGB-A317) at the 59th American Society of Hematology Annual Meeting,” issued on December 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2017	BEIGENE, LTD.

	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel